                                                                       (g)(1)(i)

(ING FUNDS LOGO)

July 14, 2005

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Institutional Prime Money Market Fund, a newly established series of ING Funds Trust, ING VP Index Plus International Equity Portfolio, ING MarketPro Portfolio, ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio, five newly established series of ING Investors Trust (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 29, 2005.

     The AMENDED EXHIBIT A has also been updated to reflect names changes for ING Capital Guardian Large Cap Value Portfolio to ING Capital Guardian U.S. Equities Portfolio, ING Hard Assets Portfolio to ING Global Resources Portfolio and ING VP Worldwide Growth Portfolio to ING VP Global Equity Dividend Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                        Sincerely,


                                        /s/ Robert S. Naka
                                        ----------------------------------------
                                        Robert S. Naka
                                        Senior Vice President
                                        ING Funds Trust
                                        ING Investors Trust


ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ William P. Kelly
    ---------------------------------
Name: William P. Kelly
Title: Managing Director, Duly
       Authorized

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000            ING Funds Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700        ING Investors Trust
                                    www.ingfunds.com

                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                          BNY ACCOUNT NUMBER
FUND                                                       (DOMESTIC/GLOBAL)
----                                                      ------------------
ING EQUITY TRUST
ING Convertible Fund                                             464744
ING Disciplined LargeCap Fund                                    464742
ING Equity and Bond Fund                                     464759/464760
ING LargeCap Growth Fund                                         464733
ING LargeCap Value Fund                                          454702
ING MidCap Opportunities Fund                                    464741
ING MidCap Value Choice Fund                                     464786
ING MidCap Value Fund                                            464735
ING Real Estate Fund                                             464746
ING SmallCap Opportunities Fund                                  464743
ING SmallCap Value Choice Fund                                   464788
ING SmallCap Value Fund                                          464736

ING FUNDS TRUST                                                  464008
ING Classic Money Market Fund                                    464010
ING High Yield Bond Fund                                         464048
ING Institutional Prime Money Market Fund                        464006
ING Intermediate Bond Fund                                       464002
ING National Tax-Exempt Bond Fund

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND          464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                464734

ING INVESTORS TRUST
ING AIM Mid Cap Growth Portfolio                                 058094
ING Alliance Mid Cap Growth Portfolio                            058102
ING American Funds Growth Portfolio                              464755
ING American Funds Growth-Income Portfolio                       464753
ING American Funds International Portfolio                       464761
ING Capital Guardian Managed Global Portfolio                    058095
ING Capital Guardian Small/Mid Cap Portfolio                     058093
ING Capital Guardian U.S. Equities Portfolio                     058221
ING Eagle Asset Capital Appreciation Portfolio                   058092
ING Evergreen Health Sciences Portfolio                          464704

                                                    BNY ACCOUNT NUMBER
FUND                                                 (DOMESTIC/GLOBAL)
----                                                ------------------
ING INVESTORS TRUST (CONT.)
ING Evergreen Omega Portfolio                              464706
ING FMR(SM) Diversified Mid Cap Portfolio              058404/279603
ING FMR(SM) Earnings Growth Portfolio                      464572
ING Goldman Sachs Tollkeeper(SM) Portfolio                 158090
ING Global Resources Portfolio                             058085
ING International Portfolio                                279604
ING Janus Contrarian Portfolio                         058401/279601
ING Jennison Equity Opportunities Portfolio                058088
ING JPMorgan Emerging Markets Equity Portfolio             058096
ING JPMorgan Small Cap Equity Portfolio                    279610
ING JPMorgan Value Opportunities Portfolio                 464582
ING Julius Baer Foreign Portfolio                          279606
ING Legg Mason Value Portfolio                         058400/279600
ING LifeStyle Aggressive Growth Portfolio                  464998
ING LifeStyle Growth Portfolio                             464996
ING LifeStyle Moderate Growth Portfolio                    464994
ING LifeStyle Moderate Portfolio                           464992
ING Limited Maturity Bond Portfolio                        058082
ING Liquid Assets Portfolio                                058081
ING MarketPro Portfolio                                    464910
ING MarketSyle Growth Portfolio                            464926
ING MarketStyle Moderate Growth Portfolio                  464922
ING MarketStyle Moderate Portfolio                         464934
ING Marsico Growth Portfolio                               058101
ING Marsico International Opportunities Portfolio          464576
ING Mercury Focus Value Portfolio                          279608
ING Mercury Large Cap Growth Portfolio                     279607
ING MFS Mid Cap Growth Portfolio                           058098
ING MFS Total Return Portfolio                             058100
ING MFS Utilities Portfolio                                464584
ING Oppenheimer Main Street Portfolio(R)                   058099
ING PIMCO Core Bond Portfolio                              058103
ING PIMCO High Yield Portfolio                             464018
ING Pioneer Fund Portfolio                                 464578
ING Pioneer Mid Cap Value Portfolio                        464580
ING Salomon Brothers All Cap Portfolio                     058114
ING Salomon Brothers Investors Portfolio                   058220
ING Stock Index Portfolio                                  464701
ING T. Rowe Price Capital Appreciation Portfolio           058084
ING T. Rowe Price Equity Income Portfolio                  058087
ING UBS U.S. Allocation Portfolio                      058402/279602
ING Van Kampen Equity Growth Portfolio                     279609
ING Van Kampen Global Franchise Portfolio                  279605

                                                     BNY ACCOUNT NUMBER
FUND                                                  (DOMESTIC/GLOBAL)
----                                                 ------------------
ING INVESTORS TRUST (CONT.)
ING Van Kampen Growth and Income Portfolio                 058090
ING Van Kampen Real Estate Portfolio                       058086
ING VP Index Plus International Equity Portfolio             TBD

ING MAYFLOWER TRUST
ING International Value Fund                               464212

ING MUTUAL FUNDS
ING Emerging Countries Fund                                464214
ING Foreign Fund                                           464202
ING Global Equity Dividend Fund                            464751
ING Global Real Estate Fund                                464220
ING Global Value Choice Fund                               464218
ING International Fund                                     464206
ING International SmallCap Fund                            464216
ING International Value Choice Fund                        464278
ING Precious Metals Fund                                   464210
ING Russia Fund                                            464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio         464544
ING American Century Select Portfolio                      464532
ING American Century Small Cap Value Portfolio             464502
ING Baron Small Cap Growth Portfolio                       464504
ING Fidelity(R) VIP Contrafund(R) Portfolio                464564
ING Fidelity(R) VIP Equity-Income Portfolio                464568
ING Fidelity(R) VIP Growth Portfolio                       464570
ING Fidelity(R) VIP Mid Cap Portfolio                      464566
ING Fundamental Research Portfolio                         464538
ING Goldman Sachs(R) Capital Growth Portfolio              464540
ING Goldman Sachs(R) Core Equity Portfolio                 464514
ING JPMorgan Fleming International Portfolio               464528
ING JPMorgan Mid Cap Value Portfolio                       464506
ING MFS Capital Opportunities Portfolio                    464522
ING OpCap Balanced Value Portfolio                         464542
ING Oppenheimer Global Portfolio                           464508
ING Oppenheimer Strategic Income Portfolio                 464548
ING PIMCO Total Return Portfolio                           464510
ING Salomon Brothers Aggressive Growth Portfolio           464518
ING Salomon Brothers Fundamental Value Portfolio           464546
ING Salomon Brothers Large Cap Growth Portfolio            464516
ING Solution 2015 Portfolio                                464590
ING Solution 2025 Portfolio                                464594

                                                           BNY ACCOUNT NUMBER
FUND                                                        (DOMESTIC/GLOBAL)
----                                                     ----------------------
ING PARTNERS, INC. (CONT.)
ING Solution 2035 Portfolio                                      464596
ING Solution 2045 Portfolio                                      464574
ING Solution Income Portfolio                                    464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio           464534
ING T. Rowe Price Growth Equity Portfolio                        464530
ING UBS U.S. Large Cap Equity Portfolio                          464520
ING Van Kampen Comstock Portfolio                                464512
ING Van Kampen Equity and Income Portfolio                       464536

ING SERIES FUND, INC.
Brokerage Cash Reserves                                          464062
ING Aeltus Money Market Fund                                     464064
ING Balanced Fund                                                464764
ING Equity Income Fund                                           464723
ING Global Science and Technology Fund                           464750
ING Government Fund                                              464076
ING Growth Fund                                                  464762
ING Index Plus LargeCap Fund                                     464726
ING Index Plus MidCap Fund                                       464727
ING Index Plus SmallCap Fund                                     464725
ING International Growth Fund                                    464204
ING Small Company Fund                                           464729
ING Strategic Allocation Balanced Fund                           464719
ING Strategic Allocation Growth Fund                             464720
ING Strategic Allocation Income Fund                             464722
ING Value Opportunity Fund                                       464730

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Balanced Portfolio                   464416
ING VP Strategic Allocation Growth Portfolio                     464418
ING VP Strategic Allocation Income Portfolio                     464420

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                               464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                  464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                   464422
ING VP Growth Portfolio                                          464404
ING VP Index Plus LargeCap Portfolio                             464406
ING VP Index Plus MidCap Portfolio                               464408

                                                           BNY ACCOUNT NUMBER
FUND                                                        (DOMESTIC/GLOBAL)
----                                                       ------------------
ING VARIABLE PORTFOLIOS, INC. (CONT.)
ING VP Index Plus SmallCap Portfolio                             464410
ING VP International Equity Portfolio                            464460
ING VP Small Company Portfolio                                   464414
ING VP Value Opportunity Portfolio                               464424

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio                                     464430
ING VP Disciplined LargeCap Portfolio                            464448
ING VP Financial Services Portfolio                              464449
ING VP High Yield Bond Portfolio                                 464432
ING VP International Value Portfolio                             464464
ING VP LargeCap Growth Portfolio                                 464440
ING VP MagnaCap Portfolio                                        464442
ING VP MidCap Opportunities Portfolio                            464444
ING VP Real Estate Portfolio                                     464747
ING VP SmallCap Opportunities Portfolio                          464450

ING VP BALANCED PORTFOLIO, INC.                                  464428

ING VP EMERGING MARKETS FUND, INC.                               464462

ING VP INTERMEDIATE BOND PORTFOLIO                               464400

ING VP MONEY MARKET PORTFOLIO                                    464412